UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[Amendment No. ___]

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement.

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[ ] Definitive Proxy Statement.

[ ] Definitive Additional Materials.

[ ] Soliciting Material pursuant to section 240.14a-11(c) or section 240.14a-12.

Nicholas Equity Income Fund, Inc.

(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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(1) Title of each class of securities to which transaction applies:

_________________________________________________________

(2) Aggregate number of securities to which transaction applies:

_________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4) Date Filed:___________________________________________________________

NICHOLAS EQUITY INCOME FUND, INC.

[LOGO]

700 North Water Street

Milwaukee, Wisconsin 53202

September   , 2004

Dear Fellow Stockholder:

We are requesting your participation in a special meeting of stockholders of Nicholas Equity Income Fund, Inc., a Maryland corporation (the "Fund"), to be held on October   , 2004, at ________________ [a.m./p.m.] at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin 53202 (the "Special Meeting"). This is an important meeting, as the Board of Directors of the Fund (the "Board of Directors") is asking you to, among other things, amend some of the Fund's investment restrictions in order to provide the Fund with greater flexibility to respond to changes in the market with investment policies that reflect evolving legal requirements and investment environments. The Board of Directors believes that updating these restrictions will make them substantially consistent with the investment restrictions of peer funds and facilitate achievement of the Fund's investment objectives.

Same Fund Investment Objectives and Strategies

The Fund's investment objectives and strategies will remain the same. None of the proposals are expected to have a material effect on the way the Fund is managed except that they should promote a more efficient administrative environment. Moreover the Board of Directors expects that the changes will better position the Fund to respond to shifts in the market in a manner consistent with its investment objectives and strategies.

The Board of Directors of the Fund has reviewed and approved each of the proposals and believes such proposals are in the best interests of and will benefit the Funds' stockholders, and unanimously recommends that you vote FOR each proposal.

The specific proposals are described in detail in the enclosed Notice of Special Meeting and Proxy Statement. We encourage your prompt consideration of these materials and participation in voting on the various proposals.

Your Vote Is Important

Stockholders are invited to attend the Special Meeting in person, however, we realize that this may not be possible for all stockholders. Whether or not you plan to be present at the meeting, your vote is important and we encourage you to vote promptly using one of the following options: BY TOLL-FREE TELEPHONE CALL, BY INTERNET TRANSMISSION OR BY INDICATING VOTING INSTRUCTIONS BY RETURNING TO US THE ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE ENCLOSED AFTER COMPLETING AND SIGNING IT. If we do not receive sufficient votes at the Special Meeting to approve these proposals, it may be necessary to conduct a further mailing or a telephone solicitation.

We look forward to seeing you at the Special Meeting or receiving your proxy card(s) so your shares may be voted at the Special Meeting. If you have any questions regarding the enclosed materials or the execution of your vote, please contact us at 1-800-227-5987. We will be happy to answer any questions you may have.

Very truly yours,

/s/ Albert O. Nicholas

NICHOLAS EQUITY INCOME FUND, INC.

700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER ___, 2004

Please take notice that a special meeting of stockholders of Nicholas Equity Income Fund, Inc., a Maryland corporation (the "Fund") will be held on October __, 2004 at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin 53202, at _______ [a.m./p.m.], local time (the "Special Meeting"), for the following purposes:

The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:

1. To elect four directors to the board of directors of the Fund (the "Board of Directors");

2. To amend and restate the articles of incorporation of the Fund to:

  - permit the Board of Directors to classify or reclassify any unissued shares of capital stock of the Fund from time to time and thereby create one or more classes or series of capital stock of the Fund;

  - set forth the shareholder voting requirements of the Fund;

  - set forth the quorum requirements of the Fund; and

  - provide for the indemnification of the Fund's officers and directors.

  3. To amend Section 8 of Article VII of the Fund's bylaws;

  4. To change certain investment policies of the Fund, including, without limitation, the elimination of certain fundamental investment policies of the Fund, and in some cases, redesignation of such policies as non-fundamental;

  5. To ratify the appointment of the Fund's auditors for the 2005 fiscal year; and

  6. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any such other business.

  Only stockholders of record as of the close of business on August   , 2004 may vote at the Special Meeting or any adjournments or postponements of the Special Meeting. Your vote is important. No matter how many shares you own, please review the materials and vote today. You can vote easily and quickly by mail, toll-free telephone call, or over the Internet. Just follow the instructions that appear on your enclosed proxy card. If you wish to attend the Special Meeting and vote your shares in person at that time, at your request your previously received proxy will be revoked and you will be able to do so.

  Dated: September ______, 2004.                                        By Order of the Board of Directors of Nicholas Equity Income Fund, Inc.

  QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

  For your convenience, we are providing a brief overview in question and answer format of the matters to be voted upon at the upcoming special meeting of stockholders (the "Special Meeting"). This overview may not contain all of the information that is important to you. We urge you to carefully read this proxy statement and the other documents that we refer to herein. These documents will give you a more complete description of the actions that we are proposing.

  Q.         WHAT PROPOSALS AM I BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING?

  A.         The Special Meeting is being held to consider the following proposals:

  The election of directors of the Fund;

  The amendment and restatement of the articles of incorporation of the Fund;

  The amendment of Section 8 of Article VII of the Fund's bylaws;

  The amendment, redesignation and elimination of certain investment policies of the Fund; and

  The ratification of the appointment of auditors for the Fund.

  Q. WHY ARE THE ARTICLES OF INCORPORATION AND BYLAWS BEING AMENDED?

  A.         The board of directors of the Fund (the "Board of Directors") is proposing the amendments to the Fund's articles of incorporation and bylaws to update these charter documents to reflect current state and Federal laws and to establish a more flexible structure for future development. In addition, the Board of Directors seeks to promote consistent administrative practices among the Funds in the Nicholas family of funds by standardizing certain charter provisions of the Fund.

  The boards of directors of three other funds in the Nicholas fund family – Nicholas II, Inc., Nicholas Income Fund, Inc. and Nicholas Limited Edition, Inc. – are recommending that similar changes be made to the articles of incorporation and bylaws of those funds. The Board of Directors believes that these changes will promote administrative convenience and provide stockholders with increased investment flexibility. The effect of implementing these proposals should be to reduce the compliance burdens of monitoring, and ensuring compliance with, varying sets of administrative policies and procedures among certain funds in the Nicholas fund family.

  Q.         WHAT ARE THE CONSEQUENCES OF THE AMENDMENTS OF THE ARTICLES OF INCORPORATION TO MY FUND?

  A.         As a result of the change:

  1. The Board of Directors may authorize additional classes or series of stock of the Fund and allow the Board of Directors to amend the articles of incorporation without shareholder approval to the extent permitted by applicable law. These changes to the articles of incorporation will not otherwise result in a material change to your rights as a stockholder of the Fund.

  2. Matters that must be submitted to the stockholders of the company may be approved upon the affirmative vote of no less than a majority of the stockholders, regardless of the proportion of favorable stockholder votes otherwise required under Maryland law. Section 2-10 of Maryland General Corporation Law ("MGCL"), provides that a corporation may include in its articles of incorporation a provision that requires a lesser proportion of the votes of all classes or of any class of stock than the proportion that is prescribed by Maryland law, as long as the proportion is not less than a majority of all the votes entitled to be cast on the matter.

  3. The quorum required for votes on matters presented to the stockholders will be set forth in the articles of incorporation. The quorum provisions are currently described in the bylaws of the Fund. The Board of Directors believes that it is in the best interest of the stockholders to set forth provisions affecting the rights of the stockholders in the articles of incorporation.

  4. The articles of incorporation will include a provision providing for the indemnification of the Fund officers and directors. The Fund's indemnification obligations are currently described in the bylaws of the Fund. The board of directors believes that it is in the best interest of the Fund to set forth provisions the indemnification provisions in the articles of incorporation of the Fund.

  Q.         WHAT ARE THE CONSEQUENCES OF THE BYLAW AMENDMENTS TO MY FUND?

  A.         As a result of the changes, the Board of Directors may amend the bylaws without obtaining stockholder approval. This change will give the Board of Directors the ability to modernize the current bylaws in the short term and to amend the bylaws to reflect changes in corporate governance norms from time to time. Currently, certain sections of the Fund's bylaws may not be amended without stockholder approval. Some of these sections include legal limitations applicable to the Fund that were once required by state law. Many of these limitations no longer prevail and the Board of Directors anticipates that it will amend or eliminate such provisions in the near future as a part of its effort to modernize the Fund's bylaws. The Board of Directors believes that the Fund will benefit from the added flexibility that this amendment will give to the directors, but does not believe that it will have a significant impact on the daily operations of the Fund. For example:

  The Fund will have the same investment objectives, the same investment restrictions (subject to approval of the recommended changes described in this proxy statement), the same investment adviser and portfolio manager(s), the same transfer agent and custodian and the same auditors following the adoption of the bylaw amendments;

  The investments of the Fund will continue to be supervised by Nicholas Company, Inc. and no change will be made to the advisory contract currently in effect between the Fund and Nicholas Company. The advisory fees payable to Nicholas Company will be the same;

  The Fund will continue to operate with the same fiscal year end;

  The Fund will continue to have the same dividend and distribution policy; and

  The Fund will continue to offer the same stockholder services as offered immediately prior to the bylaw amendments.

  Q.         WHAT IMPACT WILL CHANGING CERTAIN OF THE FUNDAMENTAL INVESTMENT POLICY RESTRICTIONS HAVE ON THE FUND?

  A.         The Fund is required to have certain fundamental investment restrictions, meaning that the Fund may not change these restrictions without stockholder approval. The Fund currently has certain fundamental investment restrictions that may be designated as non-fundamental, are no longer required or are unnecessarily restrictive. The proposed changes to the fundamental investment restrictions will not impact the way the Fund is managed or its investment objective.

  Q.         HAS THE FUND'S BOARD OF DIRECTORS APPROVED THESE PROPOSALS?

  A.         Yes. The Board of Directors of the Fund, including the non-interested directors, has reviewed and approved each of the proposals on which you are being asked to vote. The Board of Directors unanimously recommends that you vote in favor of each proposal.

  Q.         WHEN AND HOW SHOULD I VOTE?

  A.         Please vote as soon as possible by:

  Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided; or

  Telephone: Call the toll-free number on your proxy card. If your shares are registered in street name, please follow the instructions provided to you by ADP Investor Communication Services; or

  Internet: Log on to the website on your proxy card if your shares are registered in your name. If your shares are registered in street name, please follow the instructions provided to you by ADP Investor Communication Services.

  Q.         WHO IS PAYING THE COST OF THE STOCKHOLDER MEETING AND OF THIS PROXY SOLICITATION?

  A.         The expenses relating to the matters submitted for stockholder approval herein and the expenses of holding the stockholder meeting will be paid by the Fund.

  NICHOLAS EQUITY INCOME FUND, INC.

  700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202

  SPECIAL MEETING OF STOCKHOLDERS

  TO BE HELD ON OCTOBER ___, 2004

  PROXY STATEMENT

  This proxy statement is being furnished to stockholders of Nicholas Equity Income Fund, Inc., a Maryland corporation (the "Fund"). The board of directors of the Fund (the "Board of Directors") is soliciting proxies from stockholders on behalf of the Fund for use at the special meeting of stockholders of the Fund, to be held at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin 53202, at _____ [a.m./p.m.], local time, on October ___, 2004, and at any and all adjournments or postponements thereof (the "Special Meeting"). This proxy statement, the notice of meeting and the proxy card are first being mailed to stockholders on or about September __, 2004.

  At the Special Meeting, each full stockholder of the Fund is entitled to one vote on each proposal for each share owned as of the record date. None of the matters to be presented at the Special Meeting will entitle any stockholder to cumulative voting or appraisal rights.

  Matters to be Considered at the Special Meeting

  The Special Meeting is being held to consider a number of matters as outlined in the accompanying notice of Special Meeting and as set forth below. At this time, we know of no other business to be brought before the Special Meeting. However, if any other matters arise, the persons named as proxies will vote upon such matters according to their best judgment.

  The following table summarizes the proposals to be voted on at the Special Meeting:

  1. To elect four directors to the Board of Directors;

  2. To amend and restate the articles of incorporation of the Fund to:

  - permit the Board of Directors to classify or reclassify any unissued shares of capital stock of the Fund from time to time and thereby create one or more classes or series of capital stock of the Fund;

  - set forth the shareholder voting requirements of the Fund;

  - set forth the quorum requirements of the Fund; and

  - provide for the indemnification of the Fund's officers and directors.

  3. To amend Section 8 of Article VII of the Fund's bylaws;

  4. To change certain investment policies of the Fund, including, without limitation, the elimination of certain fundamental investment policies of the Fund, and in some cases, redesignation of such policies as non-fundamental;

  5. To ratify the appointment of the Fund's auditors for the 2005 fiscal year; and

  6. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any such other business.

  Record Date and Outstanding Shares

  Only those shareholders owning shares as of the close of business on August _____, 2004 (the "Record Date") may vote at the meeting or any adjournments or postponements of the meeting. Shares of the Fund will vote as a single class as to each proposal. On the Record Date, ________________ shares of common stock of the Fund were outstanding and the Fund had no other class of equity securities outstanding.

  When we use the terms "you," "your," or "yours," we mean stockholders of the Fund of record as of the Record Date.

  Quorum, Abstentions, Broker Non-Votes and Adjournments

  In order for the Special Meeting to go forward, there must be a quorum. This means that at least a majority of the Fund's outstanding shares must be represented at the meeting either in person or by proxy, although a vote of a larger percentage of the Fund's outstanding shares is required for approval of certain proposals.

  Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. In circumstances where the vote to approve a matter is a percentage of votes cast, as with Proposal 1, abstentions have no effect on the outcome of the vote. However, with respect to proposals where the vote required to approve the matter is the affirmative vote of the holders of a percentage of the total number of votes entitled to be cast, as is the case with Proposals 2, 3 and 5, an abstention or broker non-vote will have the effect of a vote "AGAINST" the respective proposals. Similarly, with respect to Proposal 4, where the vote required to approve the matter is the affirmative vote of the holders of either (i) a percentage of the total number of votes entitled to be cast or (ii) a percentage of the voting securities present at the meeting, an abstention or broker non-vote will have the effect of a vote "AGAINST" the proposal.

  If a quorum is not obtained, or if a quorum is present at the Special Meeting but sufficient votes to approve one or more of the proposals are not received, or if other matters arise requiring stockholder attention, the chairman of the Special Meeting or the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A stockholder vote may be taken on one or more of the items in the proxy statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received or it is otherwise appropriate.

  Votes Required to Approve the Proposals

  Proposal 1: Election of Directors to the Board of Directors of the Fund

  The proxy being provided by the Fund's board of directors enables the Fund's stockholders to vote for the election of nominees proposed by its board, or to withhold the authority to vote for the nominees being proposed. The articles of incorporation of the Fund does not provide for cumulative voting; therefore, the four nominees for the Fund receiving the most votes will be elected directors of the Fund.

  Proposal 2: Approval of the Amendment and Restatement of the Fund's Articles of Incorporation

  The approval of the amendments to the articles of incorporation by stockholders of the Fund requires the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

  Proposal 3: Approval of the Amendment of the Fund's Bylaws

  The approval of the bylaw amendment by stockholders of the Fund requires the affirmative vote of a majority of all the votes entitled to be cast on the matter.

  Proposal 4: Approval of Changes to, or Elimination of, Certain of the Fund's Fundamental Investment Policies and, in Certain Cases, Redesignation of such Policies as Non-fundamental

  Approval of these proposals by stockholders of the Fund requires the affirmative vote of the lesser of:

  (1) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or

  (2) more than 50% of the outstanding voting shares of the Fund,

  with respect to each proposal.

  Proposal 5: Ratification of the Selection of Independent Auditors

  Ratification of the selection of Ernst & Young LLP as the independent auditors of the Fund requires the affirmative vote of a majority of the votes cast at the meeting, provided a quorum is present.

  Solicitation and Revocation

  You are requested to vote as soon as possible by:

  Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided; or

  Telephone: Call the toll-free number on your proxy card. If your shares are registered in street name, please follow the instructions provided to you by ADP Investor Communication Services; or

  Internet: Log on to the website on your proxy card if your shares are registered in your name. If your shares are registered in street name, please follow the instructions provided to you by ADP Investor Communication Services.

  (See "Electronic Voting Alternatives" below for more information regarding electronic voting options.)

  You may revoke your proxy at any time up until voting results are announced at the meeting. You can do this by writing to the Fund's Secretary, or by voting in person at the meeting and notifying the Fund that you are revoking your previously executed proxy. In addition, you can revoke a prior proxy simply by voting again – the proxy last received by the Fund at the time of the meeting will effectively revoke any previous proxy received. For those initially voting by either telephone or over the Internet, follow the same instructions on your original proxy card to vote again. If you originally voted by mail, or otherwise need a new proxy, please call us at 1-800-544-6547, and a new proxy will be sent to you. If you return an executed proxy card without instructions, your shares will be voted FOR each proposal.

  Electronic Voting Alternatives

  You are able to vote your shares by telephone or over the Internet. Submitting your proxy electronically will not affect your right to vote in person if you decide to attend the special meeting.

  Shares Registered in Your Name

  If your shares are registered directly with U.S. Bancorp Fund Services, LLC, you may vote your proxy telephonically by calling the telephone number on your proxy card or over the Internet by going to the website on your proxy card using your Internet browser. Votes submitted by telephone or over the Internet must be received by _______ [a.m./p.m.], Central Time, on September ____, 2004.

  Shares Registered in the Name of a Brokerage Firm or Bank

  Numerous brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers electronic voting alternatives. This program is different from the program offered by U.S. Bancorp Fund Services for electronic voting of shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form or over the Internet by going to the website referenced on your voting form. Votes electronically submitted through the ADP program must be received by the time indicated on the materials enclosed regarding electronic voting through the ADP program.

  Cost and Method of Proxy Solicitation

  The expenses relating to the matters submitted for stockholder approval herein and the expenses of holding the stockholder meeting will be paid by the Fund as follows:

  The Fund will pay the costs of preparation of the portion of the proxy statement relating to matters including legal, accounting and other fees and expenses, the costs of printing and distribution of the proxy statement, the expenses of soliciting proxies in connection with the special stockholder meeting, the expenses of holding the Special Meeting, and the expenses relating to the preparation and filing of any post-effective amendment to the Form N-1A Registration Statement of the Fund and any filing fees with any state securities commission

  In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Nicholas Company and certain financial services firms and their representatives, who will receive no additional compensation for their services, may solicit proxies by telephone, facsimile or personally. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. Nicholas Company may reimburse brokers, banks, and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy materials to beneficial owners.

  Only one copy of this proxy statement may be mailed to a household, even if more than one person in a household is a fund shareholder of record. If you would like an additional copy of this proxy statement, please contact us at 1-800-544-6547 or in writing at 700 North Water Street, Ste. 1010, Milwaukee, Wisconsin 53202. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact us in writing at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202.

  MATTERS TO BE VOTED ON AT THE SPECIAL MEETING

  The following is a tabular summary of matters to be voted on at the Special Meeting. A discussion of each proposed change, the effect of such change if adopted and the Board of Director's reason for recommending such change follows.

Proposal 1: Election of Four Directors

Proposal 2: Amendment and Restatement of Articles of Incorporation of the Fund

  2(a) To permit the Board of Directors to classify or reclassify any unissued shares of capital stock of the Fund from time to time and thereby create one or more other classes or series of capital stock of the Fund by setting or changing, in any one or more respect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock, without seeking stockholder approval.

  2(b) To provide that in accordance with Section 2-104(b)(5) of the MGCL, the vote of a majority of the votes of all shares entitled to be cast in order to take or authorize an action is required to take or authorize such action, notwithstanding any other provisions of MGCL.

  2(c) To establish the quorum requirement of the Fund as follows: the presence in person or by proxy of one-third of the capital stock of the Fund entitled to vote, except with respect to matters which by law require the approval of one or more classes of capital stock, in which the case the presence in person or by proxy of the holders of one-third of the shares of capital stock of each class entitled to vote on the matters shall constitute a quorum.

  2(d) To set forth a provision providing for the indemnification by the Fund of the Fund's officers and directors to the extent permitted by applicable law.

Proposal 3: Amendment and Restatement of the Bylaws of the Fund

  To permit the Board of Directors to amend the Fund's bylaws without seeking stockholder approval.

Proposal 4: Changes to Certain Investment Restrictions

  4(a) To (i) eliminate the fundamental restriction on purchasing securities on margin, short selling, (ii) amend the fundamental restriction on underwriting and (iii) amend the fundamental restriction on loans.

  4(b) To amend the fundamental restriction on real estate and commodity investment.

  4(c) To amend the fundamental restriction on borrowing and issuing senior securities.

  4(d) To eliminate the fundamental restriction on investing for control or management and reclassification of the fundamental restriction on issuer diversification as a non-fundamental policy.

  4(e) To reclassify the fundamental restriction on issuer concentration.

  4(f) To amend the fundamental restriction on industry concentration.

  4(g) To eliminate the fundamental restriction on pledging of Fund assets.

Proposal 5: Ratification of the Appointment of Independent Auditors

  PROPOSAL 1.

  ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF

  NICHOLAS EQUITY INCOME FUND, INC.

  The stockholders of the Fund, are being asked to elect four nominees to the Board of Directors. The four nominees are:

  Albert O. Nicholas

  Robert H. Bock

  Timothy P. Reiland

  Jay H. Robertson

  Messrs. Bock, Reiland and Robertson are non-interested director nominees, while Mr. A. Nicholas is an interested director nominee, as defined by the 1940 Act. The nominees who currently serve on the Board of Directors are Messrs. Bock, A. Nicholas and Reiland. If you elect the slate of directors nominated here, then 75% of the individuals serving on the Board of Directors will qualify as non-interested directors.

  If elected, each director will serve until the next meeting of stockholders called for the purpose of electing directors, if any, or until a successor is elected and qualified, or until their earlier death, resignation or removal. Unless you do not authorize it, your proxy will be voted in favor of the four nominees. The affirmative vote of the holders of a plurality of the Fund's shares represented at the meeting is required for the election of a director to the board of directors of the Fund. Each nominee has agreed to be named in this proxy statement and to serve if elected. The current directors of Nicholas Equity Income Fund, Inc. have no reason to believe that any of the nominees will become unavailable for election as directors. However, if that should occur before the Special Meeting, your proxy will be voted for the individuals recommended by the directors.

  Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address for each of the nominees is 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202.

  NON-INTERESTED NOMINEES

Name and Age*	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held

Robert H. Bock (Age: 72)	Director	11 years	Private Investor, Consultant, Dean Emeritus of Business Strategy and Ethics, University of Wisconsin School of Business, 1997 to present.	5	None
Timothy P. Reiland (Age: 47)	Director	2 years	Private Investor, Consultant, Chairman and Chief Financial Officer, Musicnotes, Inc.,(2) October 2001 to present. Investment Analyst from 1987 to October 2001, Tucker Anthony Incorporated, a brokerage firm. Prior to November 1999, Tucker Anthony Incorporated was known as Tucker Anthony Cleary Gull. Prior to November 1998, Tucker Anthony Cleary Gull was known as Cleary Gull Reiland & McDevitt Inc. He is a Chartered Financial Analyst.	5	None
Jay H. Robertson (Age: 51)	N/A	N/A	Private Investor, April 2000 to present. Chairman of the Board of Robertson-Ryan and Associates, Inc., an insurance brokerage firm from 1993 to March 2000.	5	None

  ___________________________________

  * Address for all of the individuals listed is 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202.

  (1) Until duly elected or re-elected at the next meeting of stockholders called for the purpose of electing directors, if any, or until their successors are duly elected and qualified.

  (2) Certain officers of the Fund have an investment in Musicnotes, Inc.

  INTERESTED NOMINEES

Name and Age*	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held

Albert O. Nicholas(1)(2) (Age: 73)	President, Director and Co-Portfolio Manager	11 years

  Chief Executive Officer and Chairman of the Board, Nicholas Company, Inc., the Adviser to the Fund. He has been Co-Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas Fund, Inc.; and Nicholas Equity Income Fund, Inc. since July 2001. He formerly was the sole Portfolio Manager of these funds since the time the Adviser managed them. He was the Co-Portfolio Manager of Nicholas Income Fund, Inc. from April 2001 to April 2004. He formerly was the sole Portfolio Manager of this fund since the time the Adviser managed it. He is a Chartered Financial Analyst.

				6	None

  ____________________________

  * Address for all of the individuals listed is 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202.

  (1) Until duly elected or re-elected at the next meeting of stockholders called for the purpose of electing directors, if any, or until their successors are elected and qualified.

  (2) "Interested persons" of Nicholas Company, the investment adviser, as that term is defined in the 1940 Act.

  Additional information regarding the Board of Directors may be found in the section of this proxy statement entitled "Additional Information Regarding Directors of Nicholas Equity Income Fund, Inc."

  PROPOSAL 2.

  APPROVAL OF THE AMENDMENT AND RESTATEMENT

  OF THE

  ARTICLES OF INCORPORATION

  OF NICHOLAS INCOME FUND, INC.

  The Board of Directors recommends that you approve the proposed change to the articles of incorporation of the Fund. If the stockholders approve the amendment and restatement of the Fund's articles of incorporation, the Fund will take action to implement the amendment and restatement by filing the appropriate charter documents with the Maryland Department of Assessments and Taxation. Except as described herein, the changes to the articles of incorporation are not intended to result in any material change to the day-to-day operations of the Fund. The amended and restated articles (the "New Articles") will be materially unchanged from the current articles of incorporation (the "Old Articles") except as described below.

  Proposal 2(a): Director Authority To Classify and Reclassify Unissued Shares of the Fund

  This proposal would authorize the amendment of Article Fourth of the articles of incorporation of the Fund to permit the Board of Directors to classify or reclassify any unissued shares of capital stock of the Fund from time to time and thereby create one or more classes of capital stock of the Fund by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. Article IV of the New Articles will provide as follows:

  A. (i) The aggregate number of shares of capital stock of all classes which the Corporation shall have the authority to issue is two hundred million (500,000,000) shares of common stock, having a par value of One-Hundredth of One Cent ($0.0001) per share for all authorized shares, amounting to an aggregate par value of 50,000.

  (ii) In the exercise of the powers granted to the Board of Directors pursuant to Section 1(d) of this Article IV, the Board of Directors designates one class of _______________ shares of common stock of the Corporation. The balance of the ____________ shares may be issued by the Board of Directors in the above-noted class, or in any new class each comprising such number of shares and having such designations, limitations and restrictions thereof as shall be fixed and determined from time to time by resolution or resolutions providing for the issuance of such shares adopted by the board of directors.

  (iii) Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end investment company under the Investment Company Act, the board of directors shall have the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the total number of shares of capital stock or the number of shares of capital stock of any class that the Corporation has authority to issue.

  (iv) The Board of Directors of the Corporation shall have the power and authority, without the approval of the holders of any outstanding shares, to classify or reclassify any unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of such shares of stock.

  The Board of Directors has considered these proposed changes to the Fund's Old Articles, and concluded that they are necessary to provide the directors with the flexibility to make decisions regarding the Fund's share distribution and governance without incurring the delays and expenses associated with obtaining stockholder approval. For example, the New Articles will empower the board of directors to make timely strategic changes regarding distribution of the Fund's shares and with respect to corporate governance, which would benefit the existing stockholders by promoting:

  - The prospective economies of scale for all classes of the common stock of the Fund as the Fund's assets increase,

  - The ability to allocate to each particular class of common stock of the Fund expenses related solely to that particular class,

  - The improved ability to provide services focused separately on investors who elect to invest in certain classes, and

  - The increased availability of the Fund's shares of common stock to those potential investors who utilize intermediaries.

  Proposal 2(b): Designation of Shareholder Vote Requirement

  This proposal will change the number of votes required to approve matters that must be authorized by the stockholders of the Fund. If you adopt the proposal, matters that must be submitted to the stockholders of the company may be approved upon the affirmative vote of no less than a majority of the stockholders, regardless of the proportion of favorable stockholder votes otherwise required under Maryland law. The New Articles will provide as follows:

  Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all shares of any Series or Classes of the Corporation's capital stock entitled to be cast in order to take or authorize any action, pursuant to Section 2-104(b)(5) of the Maryland General Corporation Law, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirement of the Investment Company Act, as from time to time in effect, or rules or orders of the SEC or any successor thereto.

  Section 2-10 of Maryland General Corporation Law, provides that a corporation may include in its articles of incorporation a provision that requires a lesser proportion of the votes of all classes or of any class of stock than the proportion that is prescribed by Maryland law, as long as the proportion is not less than a majority of all the votes entitled to be cast on the matter. This change to the Old Articles will contribute to streamlining the administration of the Fund.

  Proposal 2(c): Designation of Quorum Requirements

  This proposal will add a provision to the articles of incorporation setting forth the number of shares of common stock that must be present at a meeting of stockholder (in person or by proxy) in order to establish a quorum for purposes of stockholder votes on matters presented to the stockholders for consideration. The New Articles will provide as follows:

  The presence in person or by proxy of the holders of one-third of the shares of capital stock of the Corporation entitled to vote shall constitute a quorum at any meeting of shareholders, except with respect to any matter which by law requires the approval of one or more Series or Classes of capital stock in which case the presence in person or by proxy of the holders of one-third of the shares of capital stock of each Series or Class entitled to vote on the matter shall constitute a quorum.

  The quorum provisions are currently described in the bylaws of the Fund. The Board of Directors believes that it is in the best interest of the stockholders to set forth provisions affecting the rights of the stockholders in the articles of incorporation. If this proposal is approved, the Board of Directors will amend the bylaws to remove the quorum provision or to amend it to mirror the provisions included in the New Articles.

  Proposal 2(d): Addition of an Indemnification Provision

  This proposal will add to the articles of incorporation a provision setting forth the Fund's commitment to indemnify its officers and directors. The New Articles will provide as follows:

  The Corporation shall indemnify and advance expenses to its current acting and its former officers and directors to the fullest extent that indemnification of officers and directors is permitted by the Maryland General Corporation Law. The Board of Directors may, through the Bylaws, a resolution or by agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. References to the Maryland General Corporation Law in this Article X are to the law as from time to time amended. No amendment to the Articles of Incorporation of the Corporation shall affect any right of any person under this Article X based on any event, omission or proceeding prior to such amendment.

  The Board of Directors believes that it is in the best interest of the stockholders to set forth provisions regarding indemnification in its articles of incorporation. If this proposal is approved, the Board of Directors will amend the bylaws to remove the indemnification provision or to amend it to mirror the provisions included in the New Articles.

  After review of the information and representations provided them, the Board of Directors determined that the proposed changes to the Fund's articles of incorporation would be in the best interest of the Fund and its stockholders.

  THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION OF THE FUND.

  PROPOSAL 3.

  APPROVAL OF THE AMENDMENT OF THE BYLAWS OF

  NICHOLAS EQUITY INCOME FUND, INC.

  The Board of Directors recommends that you approve the amendment of the Fund's bylaws. Except as described herein, the Board of Directors does not expect the amendment to result in any material change to the day-to-day operations of the Fund.

  Currently, Section 8 of Article VII of the Fund's bylaws provides as follows:

  Section 8. Amendments. The board of directors shall have the power to alter or repeal any bylaws of the corporation and to make new bylaws, except that the board shall not alter or repeal any bylaw made by the shareholders and shall not alter or repeal Section 3 of Article III, Sections 2, 3, 6 and 7 of Article IV, Sections 3 through 8 of Article VI and Sections 6 through 8 of Article VII. The shareholders shall have the power at any meeting, if notice thereof be included in the notice of such meeting, to alter or repeal any bylaws of the corporation and to make new bylaws.

  The amended Section 8 will provide as follows:

  Section 8. Amendments. These bylaws may be adopted, amended or repealed by vote of the holders of a majority of the Corporation's shares, as defined in the 1940 Act, at any annual or special meeting of the stockholders at which a quorum is present or represented, provided that notice of the proposed amendment shall have been contained in the notice of the meeting. The Directors may adopt, amend or repeal any bylaw by majority vote of all of the Directors in office at any regular meeting of the Directors, or at any special meeting of the Directors if notice of the proposed bylaw, amendment or repeal shall have been included in the notice of such meeting.

  Certain sections of the Fund's current bylaws may not be amended without stockholder approval. This change gives the Board of Directors the ability to amend any bylaws of the Fund without incurring the expense and delay associated with obtaining stockholder approval. Accordingly, the Board of Directors will have greater flexibility to adapt the bylaws, where appropriate, to changes in the regulatory environment and in corporate governance norms. If the amendment is approved, the Board of Directors expects to change the bylaws in the near future to modernize them by amending certain provisions and eliminating other provisions that are unnecessarily included in the bylaws.

  Appendix B to this proxy statement sets forth the sections of the Fund's bylaws that currently may not be amended without stockholder approval. We encourage you to review Appendix B carefully before making your decision. If you approve the proposed amendment, stockholder approval will no longer be required and the provisions set forth in Appendix B may be amended by a majority vote of the Board of Directors.

  After review of the information and representations provided them, the Board of Directors determined that the proposed amendment to the Fund's bylaws would be in the best interest of the Fund and its stockholders.

  THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE BYLAWS OF THE FUND.

  PROPOSAL 4.

  APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL

  INVESTMENT RESTRICTIONS OF

  NICHOLAS EQUITY INCOME FUND, INC.

  About The Fund's Investment Policies

  The Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without stockholder approval. Restrictions and policies that the Fund has not designated as being fundamental policies are considered to be non-fundamental policies, which may be changed without stockholder approval. All mutual funds are required to adopt fundamental policies with respect to a limited number of matters.

  Modernizing The Fund's Investment Policies

  The Board of Directors has reviewed the Fund's current fundamental policies and has concluded that certain policies should now be revised, removed or redesignated as non-fundamental in order to facilitate administration of the Fund. Some of the Fund's current investment policies and restrictions limit the portfolio manager from investing in a security that is both consistent with the investment objective of the Fund and is considered by the portfolio manager to be a good investment for the Fund. Furthermore, the Fund has adopted, in addition to those policies required by law, other policies, in many cases in response to certain regulatory, business and industry requirements that no longer prevail. Therefore, with these proposals the Board of Directors intends to provide the Fund with a set of investment restrictions that reflect the current legal and investment environments, and will not unnecessarily restrict the portfolio manager's investment discretion.

  Conforming the Fund's Investment Policies

  The boards of directors of three other funds in the Nicholas fund family – Nicholas II, Inc., Nicholas Income Fund, Inc. and Nicholas Limited Edition, Inc. – are recommending that similar changes be made to the investment restrictions of those funds. The purpose of these parallel proposals is to conform the policies among the four funds. The board of directors believes that these changes will promote administrative convenience and provide stockholders with increased investment flexibility. The effect of implementing these proposals should be to reduce the compliance burdens of monitoring, and ensuring compliance with, varying sets of policies among certain funds in the Nicholas fund family.

  What You Should Consider

  We are asking you to vote on the changes recommended by the Board of Directors because the restrictions are fundamental and may be changed only with stockholder approval, as required by the 1940 Act. The Board of Directors expects that you will benefit from these proposed changes to the Fund's fundamental investment restrictions in several ways, including, without limitation:

  - The proposed changes expand the range of investment opportunities and techniques available to manage the Fund's portfolio.

  - The Board of Directors will have additional flexibility to respond more quickly to new developments and changing trends in the marketplace when the Board of Directors determines that a response is both appropriate and prudent.

  - By minimizing the number of policies that can be changed only by stockholder vote, the Board of Directors will have greater flexibility to modify policies of the Fund, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with holding a stockholder meeting when making changes to investment policies that, at a future time, the Board of Directors consider to be in the best interest of the Fund.

  - The proposed changes to the Fund's investment restrictions are designed to produce a clearer, more concise and streamlined set of restrictions, which also will facilitate the compliance efforts of the Fund.

  - The boards of directors of the following Funds in the Nicholas fund family are making similar proposals to their stockholders: Nicholas II, Inc., Nicholas Income Fund, Inc. and Nicholas Limited Edition, Inc. We are optimistic that the changes will be well received by stockholders across the Nicholas family of funds.

  In order to fully benefit from the proposed changes, the Board of Directors may change some of the non-fundamental policies of the Fund, subject to stockholder approval of a change to the related fundamental policy. Although the adoption or modification of non-fundamental investment policies and restrictions does not require stockholder approval, we must provide you with notice when effecting such changes. Appendix C attached hereto provides information regarding the current non-fundamental investment restrictions of the Fund.

  Although the proposed changes will allow the Fund greater flexibility to respond to future investment opportunities, the Board of Directors does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund or the manner in which the Fund is operated.

  Recommended Investment Policy Changes

  We are asking you to consider and approve the changes described below under Proposal 4(a) – (g).

  Proposal 4(a): The following actions: (i) elimination of the fundamental restriction on purchasing securities on margin, short selling and participaing in joint trade accounts, (ii) amendment of the fundamental restriction on underwriting and (iii) amendment of the fundamental restriction on loans

  Current Fundamental Limitations:

  The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

  (a) the purchase of a portion of an issue of publicly distributed debt securities;

  (b) the purchase of bank certificates of deposit or commercial paper;

  (c) investment in repurchase agreements in an amount not to exceed 20% of the total net assets, taken at market, of the Fund; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 10% of the value of the total net assets, taken at market; and

  (d) the purchase of a portion of the bonds, debentures or other debt securities of types commonly distributed in private placements to financial institutions, in an amount not to exceed 10% of the value of the total net assets, taken at market, of the Fund.

  Recommendation and Reasons for Recommendation: Currently, the Fund's fundamental policies on margin trading, participating in joint trading accounts and short selling, underwriting and lending money is combined into a single policy. We recommend (i) eliminating the fundamental restriction on purchasing securities on margin, short selling and participating in joint trading accounts, (ii) amending the fundamental restriction on underwriting and designating it as a stand alone policy and (iii) amending the fundamental restriction on loans and designating it as a stand alone policy.

  We recommend amending the fundamental restriction on margin trading, short selling and joint trading in order to give the Board of Directors increased flexibility to accommodate evolving investment strategies in a dynamic regulatory environment. The Fund has no present intent to purchase securities on margin, participate in joint trading accounts, or participate in short selling, except as permitted under the 1940 Act and current regulations. The SEC staff's current position, with limited exceptions, prohibits mutual funds from engaging in such activities. The elimination of this policy means that the Fund's Board of Directors could in the future amend the policy without causing the Fund to incur the costs of stockholder approval if (i) the regulatory restrictions or the SEC staff's position changes and (ii) the Fund's Board of Directors and portfolio manager determine that such activities are consistent with the Fund's investment objective and investment strategy.

  We recommend amending the fundamental restriction on loans to provide as follows:

  The Fund may not make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities subject to the applicable percent of net assets prescribed by the 1940 Act, currently an amount not exceeding 33 1/3% of the value of the Fund's total assets.

  The 1940 Act requires that the Fund adopt a fundamental policy with respect to making loans. These changes would afford the Fund the maximum flexibility to make loans to the extent permitted under the 1940 Act. In addition, this amendment promotes uniformity among the Nicholas funds.

  We further recommend amending the fundamental restriction on underwriting activities to provide as follows:

  The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable law.

  The proposed fundamental restriction is substantially similar to the current restriction and is intended to standardize the fundamental policies among the Nicholas family of funds. If adopted by stockholders, this policy is not expected to alter the investment practices of the Fund.

  Proposal 4(b): Amendment of the fundamental restriction on real estate and commodity investment

  Current Fundamental Limitations:

  The Fund may not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund's total assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total assets be invested in the real estate industry in the aggregate.

  Recommendation and Reasons for Recommendation: We recommend amending this policy to provide, in the form of two separate policies, as follows:

  The Fund may not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities of other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

  The Fund will not purchase physical commodities or contracts relating to physical commodities.

  This change clarifies the Fund's policies with respect to real estate investment and investment in commodities. Currently, the policies are set forth in a single policy statement. We believe that designating separate policy statements facilitates investor reference when considering a new or continued investment in the Fund.

  The proposed investment restrictions are similar to the current policies. The change to the real estate investment policy makes clear that the Fund may invest in financial derivatives contracts and options on financial derivatives contracts, or companies that operate in the real estate industry. The change to the commodities investment policy clarifies the Fund's ability to invest in financial derivatives contracts and options on financial derivatives contracts, but not traditional commodities or commodity contracts. In addition, both changes promote uniformity among the Nicholas funds.

  Proposal 4(c): Amendment to the fundamental restrictions on borrowing and issuing senior securities

  Current Fundamental Limitations:

  The Fund may not issue senior securities in violation of the 1940 Act. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets, and the Fund may make borrowings from banks, provided that immediately after such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While the Fund has borrowings in excess of 5% of the value of the Fund's total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons, the net assets of the Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

  Recommendation and Reasons for Recommendation: We recommend amending this policy to provide as follows:

  The Fund may not borrow money or issue any class of senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

  With this change, the Fund would have the maximum flexibility to borrow money and issue senior securities to the extent permitted under the 1940 Act if the Fund's adviser and the Board of Directors determine that such borrowing is in the best interests of the Fund and is consistent with both the Fund's investment objective and with the requirements of the 1940 Act. This proposal is recommended to clarify that the Fund has the ability to borrow money and issue senior securities to the full extent consistent with law or regulatory interpretation. If this proposal is approved, the Fund will be permitted to borrow money in any manner consistent with the 1940 Act, which may include the use of reverse repurchase agreements, purchases of securities on margin, and other leveraging techniques. The proposed amendment does not reflect a change in the Fund's anticipated borrowing activity.

  In conjunction with the proposed modification to the Fund's fundamental policies on borrowing, the Board of Directors anticipates that it will amend or adopt certain non-fundamental investment policies with regard to borrowing, subject to receipt of stockholder approval of this Proposal 4(d). Thus, if stockholders approve the fundamental policy change as proposed in this Proposal 4(d), the Board of Directors plans to amend the related non-fundamental restriction. Appendix C attached hereto provides information regarding the most current non-fundamental investment restrictions of the Fund, including those proposed contingent changes related to borrowing.

  Proposal 4(d): Elimination of the policy on investing for management or control and reclassification of the fundamental restriction on issuer diversification as a non-fundamental policy

  Current Fundamental Limitations:

  Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

  Recommendation and Reasons for Recommendation: We recommend eliminating the policy on control and management and reclassifying the policy on issuer investment. Currently, the management or control policy and the issuer diversification policy are combined. We propose eliminating the management or control policy entirely. The 1940 Act does not require that the Fund have a policy on investing for control or management unless the Fund intends to invest for the purpose of exercising control or management of another company.

  We recommend reclassifying the policy on issuer investment as a "non-fundamental" restriction. This would give the Board of Directors the flexibility to amend the restriction in the future if, for example, the 1940 Act requirements change, without the Fund incurring the costs of stockholder approval.

  Proposal 4(e): Reclassification of the fundamental restriction on issuer concentration as a non-fundamental policy

  Current Fundamental Limitations:

  The Fund may not purchase the securities of any one issuer, except securities issued or guaranteed by the United States or its instrumentalities or agencies, if immediately after and as a result of such purchase the value of the holdings of the Fund in securities of such issuer exceeds 5% of the value of the Fund's total assets.

  Recommendation and Reasons for Recommendation: We recommend reclassifying the policy on issuer investment as a "non-fundamental" restriction. This would give the Board of Directors the flexibility to amend the restriction in the future if, for example, the 1940 Act requirements change, without the Fund incurring the costs of stockholder approval.

  Proposal 4(f): Amendment of the fundamental restriction on industry concentration

  Current Fundamental Limitations:

  Not more than 25% of the total net assets of the Fund will be concentrated in one industry or group of related industries.

  Recommendation and Reasons for Recommendation: We recommend amending this policy as follows:

  The Fund will not concentrate its investments in any particular industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

  The 1940 Act requires that each fund adopt a fundamental policy regarding industry concentration. The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Nicholas funds. If adopted by the shareholders, this policy is not expected to alter the investment practices of the Funds. Currently, the Fund does not concentrate its investments in a single industry and has no current plans to change this investment strategy.

  Proposal 4(g): Elimination of the fundamental restriction on pledging of Fund assets

  Current Fundamental Limitations:

  The Fund will not mortgage, pledge or hypothecate any of its assets except to secure permitted borrowings and then only in an amount up to 15% of the value of the Fund's total net assets taken at cost at the time of such borrowings.

  Recommendation and Reasons for Recommendation: We recommend elimination of this policy. This restriction, which was previously required by state blue sky laws, no longer prevails. Although the Fund does not currently intend to change its practices with respect to pledging or otherwise encumbering its assets, the Board of Directors believes it would be in the best interests of the Fund to reserve the flexibility to permit the Fund to engage in these practices to the extent permitted by applicable law.

  THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF PROPOSALS 4(a) – 4(g).

  PROPOSAL 5.

  RATIFICATION OF THE APPOINTMENT OF

  INDEPENDENT PUBLIC ACCOUNTANTS

  OF

  NICHOLAS EQUITY INCOME FUND, INC.

  The Board of Directors, including each of the non-interested directors, has unanimously approved the selection of Ernst & Young LLP ("E&Y") as the independent public accountants of the Fund for the fiscal year ending March 31, 2005 and hereby seeks stockholder ratification of such selection. E&Y has advised the Fund that neither E&Y nor any of its members or employees has, or has had in the past three years, any financial interest in the Fund or any relation to the Fund, in accordance with the rules and regulations promulgated by the SEC. Representatives of E&Y are expected to be present at the Special Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

  AUDIT FEES. The aggregate fees billed the Fund for each of the last two fiscal years for professional services rendered by E&Y for the audit of the Fund's annual financial statements and review of the financial statements included in the Fund's interim reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,500.00 and $15,000.00 for fiscal years 2003 and 2004, respectively.

  AUDIT-RELATED FEES. In each of the last two fiscal years, the Fund was billed no fees for assurance and related services by E&Y that were reasonably related to the performance of the audit or review of the Fund's financial statements and were not reported under "Audit Fees."

  TAX FEES. The aggregate fees billed to the Fund in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice, and tax planning are $4,000.00 and $4,000.00 for fiscal years 2003 and 2004, respectively. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. None of such fees required approval by the Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

  ALL OTHER FEES. There were no fees billed to the Fund in each of the last two fiscal years for products and services provided by E&Y, other than the services reported at "Audit Fees", "Audit-Related Fees", and "Tax Fees" above, for fiscal years 2002 and 2003, respectively. Accordingly, no approval of the Fund's Board of Directors was required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

  The following table summarizes the fees billed by E&Y to the Fund and the Fund's adviser, Nicholas Company, Inc., rendered during the two most recent fiscal years and percentage of such fees approved by the board of directors:

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fiscal 2003
Nicholas Company	$8,400.00	$0.00	$0.00	$0.00
Nicholas Equity Income	$14,500.00	$0.00	$4,000.00	$0.00
Percent Approved	100%	0%	100%	0%

Fiscal 2004
Nicholas Company	$8,400.00	$0.00	$0.00	$0.00
Nicholas Equity Income	$15,000.00	$0.00	$4,000.00	$0.00
Percent Approved	100%	0%	100%	0%

  The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

  Because there were no non-audit services rendered to the Fund's adviser by E&Y or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the Board of Directors has not considered whether the provision of such non-audit services is compatible with maintaining the principal accountant's independence because there were no non-audit services rendered by E&Y to the Fund's adviser or such other entities.

  The Board of Director has not adopted pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. It is the Board of Directors intent that with respect to all audit and non-audit services outside the scope of the engagement letter entered into between the Fund and E&Y be subject to pre-approval by the Board of Directors.

  THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF THE OF THE APPOINTMENT OF INDEPENDENT PURBLIC ACCOUNTANTS.

  OTHER MATTERS

  The Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

  ADDITIONAL INFORMATION REGARDING

  DIRECTORS OF
  NICHOLAS EQUITY INCOME FUND, INC.

  Director Security Ownership and Compensation

  The Board of Directors held four meetings during the Fund's most recently completed fiscal year. No director attended fewer than 75% of the aggregate of the number of meetings of the board of directors and the number of meetings held by all committees of the Board of Directors on which such director served.

  The table below sets forth (i) the aggregate dollar range of shares owned beneficially by each director of the Fund and (ii) the aggregate dollar range of shares beneficially owned by each director of the other mutual funds that Nicholas Company, Inc. advises which are overseen by such director as of the Record Date.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Albert O. Nicholas
Robert H. Bock
Timothy P. Reiland

  The Fund pays each non-interested director a per meeting fee of $1,250 for meetings of the Board of Directors or committees of the Board of Directors attended by the director. Except for travel and out-of-pocket expenses, the non-interested directors do not receive any other form or amount of compensation from the Nicholas fund complex. All other directors and officers of the Fund are compensated by Nicholas Company in accordance with its advisory agreement with the Fund.

  The following table sets forth the compensation received by each non-interested director from the Fund during its most recently completed fiscal year, as well as the total compensation received by each director from all of the funds in the Nicholas fund complex during the most recently completed fiscal year. Since none of the Fund's officers or interested directors, as defined by the 1940 Act, are compensated by the Fund, only the non-interested directors of the Fund are listed in the table. As noted earlier, officers and interested directors of the Fund are compensated by Nicholas Company, the investment adviser to the Fund. The fund does not currently provide any pension or retirement benefits for its directors.

Name	Aggregate Compensation From the Fund (1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors (1)
Robert H. Bock	$5,000.00	$0.00	$0.00	$14,700.00
Timothy P. Reiland	$5,000.00	$0.00	$0.00	$6,300.00

  ______________________________

  (1) The Fund's last completed fiscal year ended March 31, 2004.

  Audit Committee Financial Expert

  The Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended).

  Committees of the Board of Directors

  The full Board of Directors serves as the Fund's audit committee. The Board of Directors believes that the three-member board, which is comprised of two non-interested directors, is well positioned to review and oversee the Fund's financial reporting process, internal controls and independent auditors. When appropriate, the independent directors of the Fund meet in executive session and provide recommendations to the full Board of Directors. From time to time the Board of Directors reviews the ability of the full board to effectively carry out the audit committee functions which it performs. If in the future, the Board of Directors determines that it can no longer perform effectively in this capacity or that it would be in the best interest of the stockholders to form a standing audit committee, it will undertake the necessary action to designate a standing audit committee.

  The Fund does not have a standing nominating committee. The non-interested directors function as the Fund's nominating committee (the "Nominating Committee"). Among other things, the Nominating Committee screens and selects candidates for nomination to the Board of Directors. The Nominating Committee will consider nominees for director recommended by stockholders. When considering a nominee, the Nominating Committee looks for certain qualities, including, without limitation, business experience, high ethical standards and an understanding of financial instruments and markets.

  Communications With Directors

  Stockholders wishing to send communications to the Board of Directors may communicate with members of the Boards of Directors by submitting a written communication directed to the Board of Directors in care of the Fund's secretary at the address provided in the Fund's prospectus.

  EXECUTIVE OFFICERS OF NICHOLAS EQUITY INCOME FUND, INC.

  The executive officers of the Fund are appointed to serve for terms of one year and until their respective successors are chosen and qualified. The executive officers of the Fund are:

Officer Name(1)	Position(s) Held With Fund	Length of Time Served

Albert O. Nicholas(2)(4) David L. Johnson(4) Thomas J. Saeger David O. Nicholas(3)(4) Lynn S. Nicholas(4) Jeffrey T. May Mark J. Giese Candace L. Lesak	President Executive Vice President Executive Vice President and Secretary Senior Vice President Senior Vice President Senior Vice President and Treasurer Vice President Vice President	11 years 11 years 11 years 11 years 11 years 11 years 6 years 11 years

  _______________________________________________________

  (1) "Interested persons" of Nicholas Company, the investment adviser to the Fund, as that term is defined in the 1940 Act.

  (2) Mr. A. Nicholas is Chief Executive Officer and a director of the investment adviser and owns 51% of the outstanding voting securities of the investment adviser.

  (3) Mr. D. Nicholas is President and a director of Nicholas Company.

  (4) David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is the brother-in-law of Mr. A. Nicholas.

  The principal occupations during the last five years and other business experience for each executive officer of the Fund (other than persons who also serve, or have been nominated to serve, as directors, whose background information may be found in Proposal 1 are set forth below. Unless indicated, all positions have been held for more than five years. Compensation paid to the executive officers of the Fund is paid by Nicholas Company pursuant to the terms of the Investment Advisory Agreement between the Fund and Nicholas Company. No executive officer receives any compensation from the Fund.

  MARK J. GIESE, Age 33. Mr. Giese has been Vice President of Nicholas Company, and has been employed by Nicholas Company since July 1994. He has been the Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolio of Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.) since November 2001. He is a Certified Public Accountant and a Chartered Financial Analyst.

  DAVID L. JOHNSON, Age 62. Mr. Johnson has been Executive Vice President of Nicholas Company, Inc., the investment adviser to all of the Nicholas funds, and has been employed by Nicholas Company since 1980. He is a Chartered Financial Analyst.

  CANDACE L. LESAK, Age 46. Ms. Lesak has been an employee of Nicholas Company since February 1983. She is a Certified Financial Planner.

  JEFFREY T. MAY, Age 48. Mr. May has been Senior Vice President, Treasurer and Compliance Officer of Nicholas Company, and has been employed by Nicholas Company since July 1987. He is a Certified Public Accountant.

  LYNN S. NICHOLAS, Age 48. Ms. Nicholas has been Senior Vice President of Nicholas Company, and has been employed by Nicholas Company since September 1983. She is a Chartered Financial Analyst.

  THOMAS J. SAEGER, Age 60. Mr. Saeger has been Executive Vice President and Assistant Secretary of Nicholas Company, and has been employed by Nicholas Company since May 1969. He is a Certified Public Accountant.

  SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

  Ownership of the Fund

  Beneficial Ownership of More Than Five Percent

  Set forth below are the names and addresses of all holders of the Fund's common stock who, as of the record date, are known by the Fund to beneficially own 5% or more of the Fund's outstanding shares of common stock.

Name and Address of Beneficial Owner	Number of Shares	Percentage

  Ownership of the Fund's Shares by Directors and Executive Officers

  The following table sets forth information regarding beneficial ownership of the Fund's outstanding shares as of the record date by (i) directors and executive officers of the Fund; and (ii) directors and executive officers of the Fund as a group.

  With the exception of Director Albert O. Nicholas, as of ___________, 2004, each director and officer of the Fund owned less than 1% of the outstanding shares of the Fund.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage

Albert O. Nicholas(2)
David O. Nicholas(2)
Thomas J. Saeger(2)
Robert H. Bock
Timothy P. Reiland
Jay H. Robertson

Directors and Officers As a Group

  (1) Full shares beneficially owned as of the record date.

  (2) Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act.

  INFORMATION ABOUT THE INVESTMENT ADVISER

  Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to six other mutual funds and to approximately 15 institutions and individuals with substantial investment portfolios. The other funds it advises are Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. The current directors of Nicholas Company are Albert O. Nicholas, David O. Nicholas and David E. Leichtfuss.

  INFORMATION ABOUT THE PORTFOLIO MANAGER

  The table below summarizes the business experience during the past five years of the current co-portfolio managers of the Fund.

Portfolio Managers	Nicholas Funds Managed

  David O. Nicholas (Age 43)

  President, Chief Investment Officer and Director, Nicholas Company, Inc., the investment adviser to all of the Nicholas funds and employed by the adviser since 1986. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas II and Nicholas Limited Edition since March 1993. He also has been Co-Portfolio Manager of Nicholas Fund since November 1996 and of Nicholas Income Fund since April 2001 and Nicholas Equity Income Fund since July 2001. He is a Chartered Financial Analyst.

Nicholas Fund Nicholas II Nicholas Limited Edition Nicholas Equity Income Fund Nicholas Income Fund

  Albert O. Nicholas (Age 73)

  Chief Executive Officer and Chairman of the Board, Nicholas Company, Inc., the investment adviser to all of the Nicholas funds and employed by the adviser since 1968. He has been Co-Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas Fund, Inc.; and Nicholas Equity Income Fund, Inc. since July 2001. He formerly was the sole Portfolio Manager of these funds since the time the adviser managed them. He was the Co-Portfolio Manager of Nicholas Income Fund, Inc. from April 2001 to April 2004. He formerly was the sole Portfolio Manager of this fund since the time the Adviser managed it. He is a Chartered Financial Analyst.

Nicholas Fund, Inc. Nicholas Equity Income Fund, Inc.

  CUSTODIAN AND TRANSFER AGENT

  U.S. Bank N.A. acts as custodian of the Fund. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as transfer agent and dividend disbursing agent of the Fund. As custodian, U.S. Bank N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Fund. U.S. Bank N.A. and U.S. Bancorp Fund Services, LLC do not exercise any supervisory function over the management of the Fund, the purchase or sale of securities or the payment of distributions to stockholders.

  LEGAL COUNSEL

  Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the legal counsel to the Fund.

  PROPOSALS OF STOCKHOLDERS

  The Fund is generally not required to hold annual meetings of stockholders and the Fund generally does not hold a meeting of stockholders in any year unless certain specified stockholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act. Therefore, the anticipated date of the next stockholder meeting of the Fund cannot be provided. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of stockholder meetings, as well as the related expenditure of staff time.

  A stockholder desiring to submit a proposal intended to be presented at any meeting of stockholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund's principal offices. Such proposal must be received a reasonable time before the Fund begins to print and mail the proxy materials in connection with the meeting to be considered for inclusion in the proxy materials for that meeting. The mere submission of a proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a stockholder proposal to be considered at a stockholder meeting, it must be a proper matter for consideration under applicable law.

  ANNUAL REPORT DELIVERY

  Audited financial statements for the Fund appear in the Fund's Annual Report, which was sent to stockholders earlier this year or at the end of last year. The 2004 annual report for the Fund was made available on or before May 31, 2004.

  THE FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE UPON REQUEST AT NO COST. TO REQUEST A REPORT, PLEASE CONTACT THE FUND AT 700 NORTH WATER STREET, SUITE 1010, MILWAUKEE, WISCONSIN 53202 OR CALL 1-800-227-5987, AND A REPORT WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST. THESE REPORTS DO NOT FORM ANY PART OF THE PROXY SOLICITATION MATERIAL.

  EVEN IF YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING, YOU ARE URGED TO PROMPTLY VOTE BY PHONE OR OVER THE INTERNET, OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY REVOKE ANY PROXY GIVEN AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

  APPENDIX A

  Nicholas Equity Income Fund, Inc.

  Select Bylaw Provisions

  The following provisions of the bylaws of Nicholas Equity Income Fund, Inc.. (the "Fund") currently may not be amended without stockholder approval. If Proposal 3 is approved, the bylaws of the Fund, including those sections set forth below, may be amended by the majority vote of the board of directors of the Fund without stockholder approval.

  ARTICLE II

  DIRECTORS

  * * * * *

  Section 5. Removal. At any meeting of shareholders duly called and at which a quorum is present, the shareholders may, by the affirmative vote of two-thirds of the outstanding shares entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The Corporation shall assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

  * * * * *

  ARTICLE III

  OFFICERS AND EMPLOYEES

  * * * * *

  Section 3. Bonding. Each officer and employee of the Corporation who singly or jointly with others has access to securities or funds of the Corporation, either directly or through authority to draw upon such funds or to direct generally the disposition of such securities, shall be bonded against larceny and embezzlement by a reputable fidelity insurance company authorized to do business in Wisconsin. Each such bond, which may be in the form of an individual bond or a blanket bond covering all such officers and employees, shall be in such form and for such amount (determined at least annually) as the Board of Directors shall determine in compliance with the requirements of Section 17(g) of the Investment Company Act of 1940, as amended, and the rules, regulations and orders of the Securities and Exchange Commission thereunder.

  * * * * *

  ARTICLE IV

  RESTRICTIONS ON COMPENSATION,

  TRANSACTIONS AND INVESTMENTS

  * * * * *

  Section 2. Compensation and Profit from Purchases and Sales. No "affiliated" person of the Corporation, as defined in the Investment Company Act of 1940, as amended, or affiliated person of such person, shall, except as permitted by Section 17(e) of the Investment Company Act of 1940, as amended, or the rules, regulations or orders of the Securities and Exchange Commission thereunder, (i) acting as agent, accept from any source any compensation for the purchase or sale of any property or securities to or for the Corporation or any controlled company of the Corporation, as defined in the Investment Company Act of 1940, as amended, or (ii) receive from any source a commission, fee or other remuneration for effecting such transaction. The investment adviser of the Corporation shall not profit directly or indirectly from sales of securities to or from the Corporation.

  Section 3. Transactions with Affiliated Persons. No "affiliated" person of the Corporation, as defined in the Investment Company Act of 1940, as amended, or affiliated person of such person shall knowingly (i) sell any security or other property to the Corporation or to any company controlled by the Corporation, as defined in the Investment Company Act of 1940, as amended, except shares of stock of the Corporation or securities of which such person is the issuer and which are part of a general offering to the holders of a class of its securities, (ii) purchase from the Corporation or any such controlled company any security or property, other than shares of stock of the Corporation, (iii) acting as principal, effect any transaction in which the Corporation or controlled company is a joint or joint and several participant with such person; provided, however, that this section shall not apply to any transaction permitted by Sections 17(b), (c) or (d) of the Investment Company Act of 1940, as amended, or the rules, regulations and orders of the Securities and Exchange Commission thereunder.

  * * * * *

  Section 6. Portfolio Transactions. The Corporation shall not purchase, acquire or retain:

  (a) any security issued by or any interest in the business of an investment company, insurance company, broker, dealer, underwriter or investment adviser, except as permitted under Sections 12(d), (e) and (g) of the Investment Company Act of 1940, as amended, or the rules, regulations and orders of the Securities and Exchange Commission thereunder;

  (b) voting securities of another issuer, the acquisition or retention of which would result in circular or cross-ownership, as defined in Section 20(c) of the Investment Company Act of 1940, as amended; or

  (c) during the existence of any underwriting or selling syndicate, any security, except stock of the Corporation, a principal underwriter of which is an officer, director, investment adviser or employee of the Corporation, or is a person (other than a company of the character described in Sections 12(d)(3)(A) and (B) of the Investment Company Act of 1940, as amended) of which any such officer, director, investment adviser or employee is an affiliated person, as defined in the Investment Company Act of 1940, as amended, unless in acquiring such security the Corporation is itself acting as a principal underwriter for the issue, except as the Securities and Exchange Commission, by rules, regulations or order shall permit.

  Section 7. General Business and Investment Activities. The Corporation shall not:

  (a) purchase any security on margin, except such short term credits as are necessary for the clearance of transactions;

  (b) participate on a joint or joint and several basis in any trading account in securities;

  (c) effect a short sale of any security;

  (d) act as an underwriter in the distribution of any security other than stock of the Corporation;

  (e) make loans to other persons, except for (i) the purchase of a portion of an issue of publicly distributed debt securities; (ii) the purchase of debt securities issued by the U.S. Treasury or by other federal agencies, instrumentalities or corporations with a simultaneous resale of such securities to the vendor for later delivery, in an amount not exceeding 20% of the total net assets, taken at market, of the Corporation; and (iii) the purchase of a portion of bonds, debentures or other debt securities of types commonly distributed privately to financial institutions, in an amount not exceeding 10% of the total net assets, taken at market, of the Corporation;

  (f) borrow money or issue senior securities except to the extent permitted under Sections 18(f), (g) and (h) of the Investment Company Act of 1940, as amended;

  (g) purchase the securities of any one issuer, except securities issued or guaranteed by the United States or its instrumentalities or agencies, if immediately after and as a result of such purchase the market value of the holdings of the Corporation in the securities of such issuer exceeds 5% of the market value of the Corporation's total assets;

  (h) purchase or sell real estate or interests in real estate, commodities or commodity futures, but the Corporation may purchase the securities of a real estate investment trust or other real estate-based security listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotations System, provided that not more than 10% in value of the Corporation's assets will be invested in real estate investment trusts and not more than 25% in value of the Corporation's assets will be invested in the real estate industry in the aggregate;

  (i) deviate from its policy in respect to concentration of investments in any particular industry or group of industries as reported in its registration statement under the Investment Company Act of 1940, as amended, or deviate from any fundamental policy recited in such registration statement pursuant to Section 8(b)(2) of the Investment Company Act of 1940, as amended;

  (j) change the nature of its business so as to cease to be an investment company;

  (k) charge any sales load or commission in connection with the issuance or sale of any stock of the Corporation, provided that the Board of Directors may impose a redemption charge in such amount, with such limitations and at such times as the Board of Directors in its discretion shall determine, but not more than 2% of the amount redeemed;

  (l) mortgage or pledge any of its assets, except as a temporary measure for extraordinary or emergency purposes; and

  (m) purchase the securities of any issuer, the business of which has been in continuous operation for less than three years, such period to include the period of operation of any predecessor if the issuer whose securities are proposed to be acquired has come into existence as the result of a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor, if the purchase by the Corporation of any such securities at that time would cause more than 5% of the total assets of the Corporation as of the time of purchase to be invested in securities of the type described in this paragraph.

  * * * * *

  ARTICLE VI

  ACCOUNTS, REPORTS AND CUSTODIAN

  * * * * *

  Section 3. Preparation and Maintenance of Accounts, Records and Statements. The President, an Executive Vice President, a Senior Vice President, a Vice President or the Treasurer shall prepare or cause to be prepared annually, a full and correct statement of the affairs of the Corporation, including a balance sheet or statement of financial condition and a financial statement of operations for the preceding fiscal year, which shall be submitted at the annual meeting of the shareholders (if there is one) and filed within 20 days thereafter at the principal office of the Corporation in the State of Maryland. The proper officers of the Corporation also shall prepare, maintain and preserve or cause to be prepared, maintained and preserved the accounts, books and other documents required by Section 31 of the Investment Company Act of 1940, as amended, and shall prepare and file or cause to be prepared and filed the reports required by Section 30 of the Investment Company Act of 1940, as amended. No financial statement shall be filed with the Securities and Exchange Commission unless any officer or employee who prepared or participated in the preparation of such financial statement has been designated for such purpose by the Board of Directors.

  Section 4. Auditors. No independent public accountant shall be retained or employed by the Corporation to examine, certify or report on its financial statements for any fiscal year unless such selection (i) shall have been approved by a majority of the entire Board of Directors within 30 days before or after the beginning of such fiscal year or before the annual meeting of shareholders for such fiscal year (if there is one); (ii) shall have been ratified at the next succeeding annual meeting of shareholders, provided that any vacancy occurring between annual meetings due to the death or resignation of such accountant may be filled by the Board; and (iii) shall otherwise meet the requirements of Section 32 of the Investment Company Act of 1940, as amended.

  Section 5. Custodian. All securities, evidences of indebtedness and funds of the Corporation shall be entrusted to the custody of one or more custodians or depositaries, each of which shall be a bank or trust company which is a member of the Federal Reserve System having capital, surplus and undivided profits of not less than Two Million ($2,000,000) Dollars, as set forth in its most recently published report of condition, and the qualifications prescribed by and pursuant to Sections 17(f) and 26 of the Investment Company Act of 1940, as amended, employed as agent or agents of the Corporation by the Board of Directors.

  * * * * *

  ARTICLE VII

  GENERAL PROVISIONS

  Section 6. Dividends. Dividends upon the stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, or by unanimous written consent, all pursuant to law. The source of each dividend payment shall be disclosed to the shareholders receiving such dividend, to the extent required by the laws of the State of Maryland and by Section 19 of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interests of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

  Section 7. Indemnification. Any person who is serving or has served as a director or officer of the Corporation or, at its request, as a director or officer of another Corporation in which it owns stock or of which it is a creditor, shall be indemnified by the Corporation against expenses (including judgments, amounts paid in settlement and fees and expenses of counsel and experts) actually and necessarily incurred by him or her in connection with the defense of any action, suit or proceeding in which he or she is made a party, or from any claim with which he or she is threatened by reason of his or her being or having been a director or officer of the Corporation or any such other corporation (whether or not he or she continues to be a director or officer at the time such expense is incurred by him or her), except in relation to matters as to which such person has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In the absence of an adjudication which expressly absolves such person from liability to the Corporation or its shareholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be conditioned upon the prior determination by a resolution of two-thirds of those members of the Board of Directors of the Corporation who are not involved in the action, suit, proceeding or claim and who are not interested directors as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (or, if a majority of such members are so involved, upon the prior written opinion of independent counsel), that such person has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the Board of Directors, or by independent counsel, and the payments of amounts by the Corporation on the basis thereof shall not prevent a shareholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Corporation or its security holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In the event of such person's death, the right to indemnification shall extend to his or her legal representative. The Corporation may advance attorneys' fees or other expenses incurred by its directors, officers, investment adviser, agent or employee in defending a proceeding, upon the undertaking by or on behalf of the person to be indemnified ("indemnitee") to repay the advance unless it is ultimately determined that he or she is entitled to indemnification, so long as the advance is conditioned on one of the following: (i) the indemnitee shall provide a security for his or her undertaking; (ii) the Corporation shall be insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of the disinterested non-party directors of the Corporation, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The foregoing rights of indemnification shall be exclusive of any other rights to which the officers and directors may be entitled according to law.

  Section 8. Amendments. The Board of Directors shall have the power to alter or repeal any By-laws of the Corporation and to make new By-laws, except that the Board shall not alter or repeal any By-law made by the shareholders and shall not alter or repeal Section 5 of Article II, Section 3 of Article III, Sections 2, 3, 6 and 7 of Article IV, Sections 3 through 5 of Article VI and Sections 6 through 8 of Article VII. The shareholders shall have the power at any meeting, if notice thereof be included in the notice of such meeting, to alter or repeal any By-laws of the Corporation and to make new By-laws.

  END OF FILING